UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 8, 2015

INTERCEPT PHARMACEUTICALS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-35668	22-3868459
(State or Other Jurisdiction of Incorporation	(Commission File Number)	(IRS Employer Identification No.)

450 W. 15th Street, Suite 505 New York, New York	10011
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (646) 747-1000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

The Board of Directors (the “Board”) of Intercept Pharmaceuticals, Inc. (the “Company”) has set the date for the Company’s 2015 Annual Meeting of Stockholders (the “Annual Meeting”). The Annual Meeting will be held on November 24, 2015 at 9:00 a.m., Eastern time. The Board has set the close of business on October 9, 2015 as the record date for determining stockholders entitled to receive notice of and to vote at the Annual Meeting.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERCEPT PHARMACEUTICALS, INC.

Date: September 8, 2015	By:	/s/ Mark Pruzanski
Mark Pruzanski, M.D
President and Chief Executive Officer

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